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                                                                   EXHIBIT 10.22


                                 PROMISSORY NOTE

$170,000                                                       December 29, 2000
                                                                Atlanta, Georgia

         FOR VALUE RECEIVED, the undersigned Mark Baker (hereinafter referred to as "Maker"), promises to pay to the order of HOME DEPOT U.S.A., INC. (hereinafter referred to as "Payee") the principal sum of ONE HUNDRED SEVENTY THOUSAND DOLLARS ($170,000), such amount to be due and payable on or before the six month anniversary of the date hereof, upon the terms and conditions set forth herein.

         The outstanding principal amount of this promissory note (the "Note"), shall be payable in immediately available funds when due. Such payment shall be delivered on the date due to Payee at 2455 Paces Ferry Road, N.W., Atlanta, GA 30339, Attention: Treasurer, or at such other place as the holder hereof may from time to time designate in writing. This Note may be prepaid in whole or in part at any time without the prior written consent of Payee and without penalty or premium.

         The following events shall constitute an event of default hereunder:
(a) if any amounts due hereunder are not paid as and when due, or (b) if any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any liquidation proceeding is commenced by Maker and is not dismissed for thirty days, or (c) if a receiver is appointed for any part of the property or assets of Maker.

         Upon the occurrence of an event of default, any and all of the liabilities of Maker pursuant hereto may, at the option of Payee and without demand or notice of any kind, be declared and thereupon immediately shall become due and payable, and Payee may exercise any rights available to it by operation of law. Upon default, Payee has the right to assess interest at the rate of prime plus 2%, calculated from the date of default.

         Failure on the part of Payee to insist on the strict performance of any or all of the terms, provisions, and covenants contained in this Note shall not be construed as a waiver or relinquishment of any term, provisions or covenants herein.

         Time is of the essence of this Note.

         Presentment for payment, demand, protest, and notice of demand, protest and non-payment, and all other notices are hereby waived by Maker. No extension of the time for the payment of this Note, made by agreement with any person now or hereafter liable for the payment of this Note, shall operate to release, discharge, modify, change or affect the original liability of Maker under this Note, either in whole or in part unless Payee agrees otherwise in writing. This Note may not be changed orally. This Note can only be changed by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.


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         If any provisions of this Note or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Note and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         This Note is intended as a contract under, and shall be construed and enforceable in accordance with, the laws of the State of Georgia.

         As used herein, the terms "Maker" and "Payee" shall be deemed to include each party's respective heirs, successors, legal representatives, subsidiaries, parent companies, affiliates, and assigns, whether by voluntary action of the parties or by operation of law.

         IN WITNESS WHEREOF, Maker and Payee have executed this Note under seal effective as of the date first above written.

                                    Maker


                                    /s/ Mark Baker
                                    ---------------------------------------
                                    Mark Baker




                                    HOME DEPOT U.S.A., INC.
                                    Payee



                                    By:  /s/ Carol B. Tome
                                         ----------------------------------
                                    Name:  Carol B. Tome
                                    Title: Sr. Vice President - Finance and
                                           Accounting